Exhibit 10.1
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

AMENDMENT NO. 8

TO THE A320 FAMILY PURCHASE AGREEMENT

dated as of December 3, 2019

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This Amendment No. 8 to the A320 Family Purchase Agreement between Airbus S.A.S. and United Airlines, Inc. (this “Amendment No. 8”), is entered into as of May 27, 2026 by and between Airbus S.A.S., a French société par actions simplifiée, organized and existing under the laws of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”), and United Airlines, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (the “Buyer”).
WITNESSETH:

WHEREAS, the Buyer and the Seller entered into the A320 Family Purchase Agreement dated as of December 3, 2019 (as amended, supplemented or otherwise modified, the “Agreement”); and

WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
CT1903666 – A320 Family Purchase Agreement – Amendment No. 8    AM8-1
PROPRIETARY AND CONFIDENTIAL

1.DEFINITIONS

Capitalized terms used herein and not otherwise expressly defined in this Amendment No. 8 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment No. 8.

2.AMENDMENTS

2.1    Definition

The A321 XLR Standard Specification definition shall be deleted in its entirety and replaced by the following quoted text:
“A321 XLR Standard Specification means the A321 XLR standard specification document Number E.000.02000NY, Issue 2, dated 22nd April 2024, a copy of which has been annexed hereto as Exhibit A.”

2.2    Aircraft Specification

Clause 2.1 of the Agreement is hereby amended by inserting a new Clause 2.1.5 at the end thereof with the following quoted text:

“2.1.5    Notwithstanding Paragraph 13-10.01.00 of each Standard Specification, which sets out the estimated Manufacturer’s Weight Empty (“MWE”), for Aircraft to be delivered with ***, the MWE shall be as follows:

(a)A320 NEO - ***;
(b)A321 NEO - ***; and
(c)A321 XLR - ***.”
2.3     Propulsion Systems
2.3.1    Clause 2.3.1 of the Agreement is hereby amended and restated by the following quoted text:
    “2.3.1    (A) The Aircraft shall be equipped with a set of either two (2) *** engines, two (2) *** engines or two (2) *** engines, upon selection referred to respectively as the “Propulsion Systems”.

	***	***	***
A320 NEO	***	***	***
A321 NEO	***	***	***
A321 XLR	***	***	***
CT1903666 – A320 Family Purchase Agreement – Amendment No. 8    AM8-2
PROPRIETARY AND CONFIDENTIAL

A321 XLR	***	***	***
***
(B) The Buyer has selected *** as the *** on its *** A321 XLR Aircraft and *** A321 NEO Aircraft, as defined in Amendment No.4 to the Agreement.
(C) The Parties acknowledge that ***. The Buyer hereby selects the *** A321 XLR Aircraft *** determined by *** and set forth in *** A321 NEO Aircraft *** determined by *** and set forth in *** and shall ***. The Seller will ***, subject to (i) ***. The Parties understand that ***.
(D) Notwithstanding the above, during *** shall apply in respect of such Aircraft.
(E) The Parties acknowledge that *** for A321 NEO Aircraft ***. Should *** on such A321 NEO Aircraft, the provisions set forth in Clauses 2.3.1 (A), 2.3.1 (C) and 2.3.1 (D) included shall apply.”

2.3.2    Engine Selection

Clause 2.3.2 (ii) of the Agreement is hereby deleted and replaced by the following quoted text:

“(ii) “With respect to the fleet of A321 NEO Aircraft to be delivered under the Agreement, ***”

2.3.3    Propulsion Systems Base Price
Clause 3.1.2 of the Agreement is hereby amended by inserting a new Clause 3.1.2.8 at the end thereof with the following quoted text:

“3.1.2.8 (A) The base price of *** Propulsion Systems is:

***

The Base Price of such Propulsion Systems has been established to correspond to *** in accordance with Part 2 of Exhibit C.

(B) The base price of *** Propulsion Systems is:

***

The Base Price of such Propulsion Systems has been established to correspond to *** in accordance with Part 2 of Exhibit C.

(C) The base price of *** Propulsion Systems is:
CT1903666 – A320 Family Purchase Agreement – Amendment No. 8    AM8-3
PROPRIETARY AND CONFIDENTIAL

***

The Base Price of such Propulsion Systems has been established to correspond to *** in accordance with Part 2 of Exhibit C.”

2.3.4    Exhibit C – Part 2 (***) – Clause 1 Reference Price of the Propulsion Systems
Clause 1 of Part 2 (***) of Exhibit C of the Agreement is hereby deleted in its entirety and replaced by the following quoted text:

“The Reference Price of *** Propulsion Systems is:

1.1For *** Propulsion Systems:

***

1.2For *** Propulsion Systems:

***

1.3For *** Propulsion Systems:

***

1.4For *** Propulsion Systems:

***

1.5For *** Propulsion Systems:

***

1.6For *** Propulsion Systems:

***

CT1903666 – A320 Family Purchase Agreement – Amendment No. 8    AM8-4
PROPRIETARY AND CONFIDENTIAL

1.7***

2.4 ***

2.4.1     In Letter Agreement No. 6 dated as of December 3, 2019 (*** (A321XLR Aircraft, ***) and Appendix A, reference to the engine designation “***” is hereby replaced by “***”.

2.4.2 In each of the following Letter Agreements and each Appendix A thereto:
-Letter Agreement No. 6 dated as of February 20, 2020 (***, A320neo Aircraft, ***),
-Letter Agreement No. 6 dated as of February 20, 2020 (***, A321neo Aircraft, ***) and
-Composite Letter Agreement No. 6 dated as of July 1, 2022 (***, A321neo Aircraft, ***),

each reference to the engine designation “***” and “***” is hereby replaced by “***” with respect to the A321neo Aircraft and “***” with respect to the A320neo Aircraft.

2.4.3 Clause 1 (***) of Letter Agreement No. 6 dated as of December 3, 2019 (*** (A321XLR Aircraft, ***) is hereby deleted and replaced by the following quoted text:

***

2.4.4 Clause 4 (***) of Letter Agreement No. 6 dated as of December 3, 2019 (*** (A321XLR Aircraft, ***)) is hereby deleted and replaced by the following quoted text:

***

3.EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 8 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 8.

Both parties agree that this Amendment No. 8 will constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment No. 8 will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment No. 8 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 8 will govern.

4.ASSIGNMENT
CT1903666 – A320 Family Purchase Agreement – Amendment No. 8    AM8-5
PROPRIETARY AND CONFIDENTIAL

This Amendment No. 8 and the rights and obligations of the parties hereunder will be subject to the provisions of Clause 21 of the Agreement.

5.    CONFIDENTIALITY

This Amendment No. 8 is subject to the terms and conditions of Clause 22.10 of the Agreement.

6.    GOVERNING LAW

The governing law of this Amendment No. 8 shall be as set forth in Clause 22.6 of the Agreement.

7.    COUNTERPARTS

This Amendment No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – Amendment No. 8    AM8-6
PROPRIETARY AND CONFIDENTIAL

IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment No. 8 to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

    UNITED AIRLINES, INC.

    /s/ John Gebo
    By: John Gebo
    Its: SVP Treasury, Fleet & Fuel

    AIRBUS S.A.S.

    /s/ Paul Meijers
    By: Paul Meijers
    Its: Executive Vice President, Commercial Transactions
CT1903666 – A320 Family Purchase Agreement – Amendment No. 8    AM8-7
PROPRIETARY AND CONFIDENTIAL

EXHIBIT A

A321 XLR Standard Specification

Reference document Number E.000.02000NY, Issue 2, dated 22nd April 2024

(provided in a separate folder)

CT1903666 – A320 Family Purchase Agreement – Amendment No. 8    AM8-8
PROPRIETARY AND CONFIDENTIAL